Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen New York Investment Quality
Municipal Fund, Inc.

811-6178

A special meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009, and was subsequently adjourned to June 17, 2009 and additionally adjourned to July 24, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental
Investment Policies and the approval of new
Fundamental Investment Policies.

Voting results for the elimination of and approval of new Fundamental Investment Policies are as follows:

Common and MuniPreferred
shares voting together as a class

MuniPreferred shares voting
together as a class

To approve the elimination of the
 fundamental policy relating to
commodities.


   For
              8,874,988
                            2,940
   Against
                 878,978
                               254
   Abstain
                 412,594
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
            13,141,003
                            3,200



To approve the new fundamental
policy relating to commodities.


   For
              8,839,860
                            2,940
   Against
                 890,758
                               254
   Abstain
                 435,942
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
            13,141,003
                            3,200



To approve the elimination of the
 fundamental policies relating to
short sales.


   For
              8,851,287
                            2,940
   Against
                 872,611
                               254
   Abstain
                 442,662
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
            13,141,003
                            3,200



To approve the elimination of the
 Funds fundamental policy
relating to derivatives.


   For
              8,823,958
                            2,940
   Against
                 886,451
                               254
   Abstain
                 456,151
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
           13,141,003
                            3,200
To approve the elimination of the
 fundamental policies prohibiting
 investment in other investment
companies.


   For
              8,831,903
                            2,940
   Against
                 869,286
                               254
   Abstain
                 465,371
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
            13,141,003
                            3,200



To approve the elimination of the
 Funds fundamental policy
relating to investment in
municipal bonds covered by
insurance or backed by an
escrow or trust.



   For
              8,869,056
                            2,983
   Against
                 826,420
                               211
   Abstain
                 471,084
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
            13,141,003
                            3,200



To approve the elimination of the
 Funds fundamental policy
relating to  investment in
municipal obligations backed by
an escrow or trust account.



   For
              8,869,056
                            2,983
   Against
                 826,420
                               211
   Abstain
                 471,084
                                   6
   Broker Non-Votes
              2,974,443
                                 -
      Total
            13,141,003
                            3,200



To approve the new fundamental
policy relating to tax-exempt
securities.



   For
              8,981,046
                            2,983
   Against
                 754,621
                               211
   Abstain
                 430,893
                                   6
   Broker Non-Votes
              2,974,443

      Total
            13,141,003
                            3,200





Proxy materials are herein incorporated by reference to the SEC filing on April 2, 2009, under Conformed Submission Type DEF 14A, accession number 0000950137-09-002525.